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                                                                   EXHIBIT 10.14

                                                                [EXECUTION COPY]

                   CONSULTING AND NON-COMPETITION AGREEMENT
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          THIS AGREEMENT is entered into as of July 22, 1998 by and between
Samuel R. Anthony (the "Consultant") and Anthony Crane Rental, L.P., a
                        ----------
Pennsylvania limited partnership (the "Company"). The Company and Consultant are
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sometimes collectively referred to herein as the "Parties" and individually as a
                                                  -------
"Party".
 -----

          Consultant has been an employee, officer, director and stockholder of the Company, and as such, possesses special knowledge, abilities and experience regarding the business of the Company. The Company, Bain/ACR, L.L.C., a Delaware limited liability company, ACR Management, L.L.C., a Delaware limited liability company and certain other person are parties to a Recapitalization Agreement dated as of June 1, 1998 and amended as of July 21, 1998, whereby a recapitalization of the Company will be consummated (the "Recapitalization").
                                                          ----------------
Upon the consummation of the Recapitalization, the Company desires to obtain the services of Consultant to consult with and perform services as an independent contractor for the Company with respect to its businesses, and Consultant desires to provide services to the Company upon the terms and conditions set forth in this Agreement.

          In consideration of the mutual covenants and agreements set forth herein, the Parties agree as follows:

          1.   Consulting Services.  The Company hereby engages Consultant as an
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independent contractor, and not as an employee, to render consulting services to the Company as hereinafter provided, and Consultant hereby accepts such engagement, for a period commencing on the Closing Date (as defined in the Recapitalization Agreement) and terminating as provided in paragraph 3 below
(the "Consulting Period").  Consultant shall not have any authority to bind or
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act on behalf of the Company.  During the Consulting Period, Consultant shall render such consulting services to the Company in connection with the Company's business as the Company's Chief Executive Officer or the Executive Committee of the Board of Managers of the Company's general partner from time to time requests, provided that Consultant shall be entitled to four weeks of vacation
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per annum.

          2.   Compensation; Reimbursement.  In consideration of Consultant's
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consulting services set forth in paragraph 1 above, and in consideration of the non-competition covenant set forth in paragraph 6 below, the Company shall pay to Consultant $255,000 annually to be paid monthly (the "Consulting and Non-
                                                         -------------------
Compete Payment").  Consultant shall not be entitled to any fringe benefits or
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perquisites from the Company.  The Company shall reimburse Consultant for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses.
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          3.   Term.
               ----

          (a) The Consulting Period shall continue until the earlier to occur of (i) Consultant's resignation, death or permanent disability or incapacity (as determined by the Board of Managers of the Company's general partner (the "Board") in its good faith judgment), (ii) termination by the Company at any
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time for Cause (as defined below) or without Cause or (iii) July 22, 2003.

          (b) If the Consulting Period is terminated by the Company without Cause during the term of this Agreement, Consultant shall be entitled to receive the Consulting and Non-Compete Payment until July 22, 2003. Any such amounts payable under this Section 3(b) will be payable to Consultant at such times as such amounts would have been payable had the Consulting Period not been terminated.

          (c) If the Consulting Period is terminated pursuant to clause (a)(i) above, Consultant shall be entitled to receive the Consulting and Non-Compete Payment through the date of termination. Any such amounts payable under this
Section 3(c) will be payable at such times as such amounts would have been payable to Consultant had the Consulting Period not been terminated.

          (d) If the Consulting Period is terminated by the Company for Cause, Consultant shall be entitled to receive the Consulting and Non-Compete Payment through the date of termina tion. Any such amounts payable under this Section 3(d) will be payable at such times as such amounts would have been payable to Consultant had the Consulting Period not been terminated.

          (e) The Company may offset any amounts Consultant owes it or its Subsidiaries against any amounts it owes Consultant hereunder.

          (f)  For purposes of this Agreement, "Cause" means (i) the commission
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of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud, (ii) conduct tending to bring the Company or any of its Subsidiaries into public disgrace or disrepute, (iii) failure to perform duties as reasonably directed by the Board,
(iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any breach of this Agreement.

          4.   Confidential Information.  Consultant acknowledges that the
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information, observations and data relating to the business of the Company and its subsidiaries which Consultant has obtained as an employee, officer, director and stockholder of the Company and its subsidiaries or shall obtain during the course of his association with the Company and its subsidiaries and his performance under this Agreement are the property of the Company and its subsidiaries. Consultant agrees that he shall not use for his own purposes or disclose to any third party any of such information, observations or data without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Consultant's acts or omissions. Consultant shall deliver to the Company at the end of the Consulting Period, or at any other time the Company may request, all

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memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documentation (and copies thereof) relating to the business of the Company and its subsidiaries which Consultant may then possess or have under his control.

          5.   Inventions and Patents. Consultant acknowledges that all
               ----------------------
inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether patentable or not) which relate to the actual or anticipated business, research and development or existing or future products or services of the Company and its subsidiaries and which are conceived, developed or made by him during the Consulting Period ("Work Product") belong to the Company. Consultant shall
                    ------------
promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Consulting Period) to establish and confirm such ownership (including, without limitation, assignments, powers of attorney and other instruments).

          6.   Non-Competition.
               ---------------

          (a) In further consideration of the compensation to be paid to Consultant hereunder, Consultant agrees that during the period beginning on the Closing Date and ending on the fifth anniversary of the Closing Date (the "Non-
                                                                           ---
Competition Period"), he shall not, directly or indirectly, either for himself
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or for any other person, partnership, corporation or company, permit his name to be used by or participate in any business or enterprise identical to or similar to any such business which is engaged in by the Company or its subsidiaries as of the date of this Agreement and which is located anywhere in the world. For purposes of this Agreement, the term "participate" includes any direct or indirect interest in any enterprise, whether as an officer, director, employee, partner, sole proprietor, agent, representative, independent contractor, consultant, franchisor, franchisee, creditor, owner or otherwise; provided that
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the term "participate" shall not include ownership of less than 2% of the stock of a publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market. Consultant agrees that this covenant is reasonable with respect to its duration, geographical area and scope.

          (b) During the Non-Competition Period, Consultant shall not (i) induce or attempt to induce any employee of the Company or any of its subsidiaries to leave their employ or in any way interfere with the relationship between the Company or any of its subsidiaries and any of their employees, (ii) hire any person who was an employee of the Company or any subsidiary at any time during the Employment Period or (iii) induce or attempt to induce any supplier, licensee, licensor, franchisee or other business relation of the Company or any of its subsidiaries to cease doing business with them or in any way interfere with the relationship between the Company or any of its subsidiaries and any such person or business relation (including, without limitation, making any negative statements or communications about the Company or its subsidiaries).

          (c) The Parties hereto agree that the Company would suffer irreparable harm from a breach by Consultant of any of the covenants or agreements contained herein. In the event of an alleged or threatened breach by the Consultant of any of the provisions of this paragraph 6, the Company or its successors or assigns may, in addition to all other rights and remedies existing in its favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or

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other relief in order to enforce or prevent any violations of the provisions hereof (including the extension of the Non-Competition Period by a period equal to the length of the violation of this paragraph 6). In the event of an alleged breach or violation by Consultant of any of the provisions of this paragraph 6, the Non-Competition Period described above shall be tolled until such alleged breach or violation has been duly cured. Consultant agrees that these restrictions are reasonable.

          (d) If, at the time of enforcement of any of the provisions of paragraph 6, a court holds that the restrictions stated therein are unreasonable under the circumstances then existing, the Parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area.

          (e) Consultant agrees that the covenants made in paragraphs 6(a) and 6(b) shall be construed as an agreement independent of any other provision of this Agreement and shall survive any order of a court of competent jurisdiction terminating any other provision of this Agreement.

          7.   Tax Returns.  Consultant shall file all tax returns and reports
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required to be filed by him on the basis that Consultant is an independent contractor, rather than an employee, as defined in Treasury Regulation
(S)31.3121(d)-1(c)(2), and Consultant shall indemnify the Company for the amount of any employment taxes paid by the Company as the result of Consultant not withholding employment taxes from the Consulting and Non-Compete Payment.

          8.   Successors and Assigns. This Agreement shall be binding upon and
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inure to the benefit of the Company and its affiliates, successors and assigns and shall be binding upon and inure to the benefit of Consultant and his legal representatives and assigns; provided that in no event shall Consultant's
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obligations to perform future services for the Company be delegated or transferred by Consultant without the prior written consent of the Company (which consent may be withheld in its sole discretion). The Company may assign or transfer its rights hereunder to any of its affiliates or to a successor corporation in the event of merger, consolidation or transfer or sale of all or substantially all of the assets of the Company.

          9.   Modification of Waiver. No amendment, modification or waiver of
               ----------------------
this Agreement shall be binding or effective for any purpose unless it is made in a writing signed by the Party against who enforcement of such amendment, modification or waiver is sought. No course of dealing between the Parties to this Agreement shall be deemed to affect or to modify, amend or discharge any provision or term of this Agreement. No delay on the part of the Company or Consultant in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by the Company or Consultant of any such right or remedy shall preclude other or further exercises thereof. A waiver of right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

          10.  Governing Law. All issues and questions concerning the
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construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law rules or provisions

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(whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

          11.  Severability.  Whenever possible each provision and term of this
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Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement; provided that if a court having competent jurisdiction shall find that the
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covenant contained in paragraph 6(a) hereof is not reasonable, such court shall have the power to reduce the duration and/or geographic area and/or scope of such covenant, and the covenant shall be enforceable in this reduced form.

          12.  No Strict Construction. The language used in this Agreement shall
               ----------------------
be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Party.

          13.  Consultant's Representations. Consultant represents and warrants
               ----------------------------
to the Company that (i) his execution, delivery and performance of this Agreement does not and shall not conflict with, or result in the breach of or violation of, any other agreement, instrument, order, judgment or decree to which he is a party or by which he is bound, (ii) he is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of his, enforceable in accordance with its terms.

          14.  Notice. Any notice required or permitted hereunder shall be given
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in writing and shall be deemed effectively given upon personal delivery, upon being sent by reputable overnight courier service (charges prepaid) or upon deposit in the United States Post Office mail, postage prepaid, addressed to the other Party hereto at his or its address shown below:

          If to the Company:
          -----------------

          Anthony Crane Rental, L.P.
          c/o Bain Capital, Inc.
          Two Copley Plaza
          Boston, MA  02116
          Attn:    Paul Edgerley
                   Andrew Balson
                   Paige Daly

          If to Consultant:
          ----------------

          Samuel R. Anthony
          1701 McCorkle Road
          Library, PA  15129

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or at such other address as such Party may designate by ten days advance written notice to the other Party.

          15.  Arbitration.  Any controversy, dispute or claim arising out of or
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relating in any way to this Agreement that cannot be resolved by negotiation between the Company and Consultant shall be settled by arbitration in Pittsburgh, Pennsylvania. Such arbitration shall be administered by the Center for Public Resources Institute for Dispute Resolutions (the "Institute") in
                                                             ---------
accordance with its then prevailing Rules for Non-Administered Arbitration of Business Disputes by an independent and impartial arbitrator. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. (S) 1 et seq.
                                                                       -- ---
The fees and expenses of the Institute and the arbitrator shall be shared equally by Consultant and the Company and advanced by them from time to time as required; provided that at the conclusion of the arbitration, the arbitrator
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shall award costs and expenses (including the costs of the arbitration previously advanced and the fees and expenses of attorneys, accountants and other experts) to the prevailing party. The arbitrator shall permit and facilitate all reasonable requests for discovery. The arbitrator shall render his award within 90 days of the conclusion of the arbitration hearing. The arbitrator shall be expressly empowered to award to either party the full amount of any losses in connection with any dispute between them arising out of or relating in any way to this Agreement. The award rendered by the arbitrator shall be final and not subject to judicial review, and judgment thereon may be entered in any court of competent jurisdiction.

          16.  Headings. The headings used in this Agreement are for convenience
               --------
of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no heading had been used in this Agreement.

          17.  Counterparts. This Agreement may be executed in counterparts, any
               ------------
one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

                            *      *      *      *

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          IN WITNESS WHEREOF, the undersigned have executed this Consulting
Agreement as of the date first above written.

                                 ANTHONY CRANE RENTAL, L.P.

                                 By:  ACR Management, L.L.C.
                                 Its: General Partner

                                 By:  /s/ Andrew B. Balson
                                    ----------------------------------
                                 Its: Secretary
                                     ---------------------------------

                                  /s/ Samuel R. Anthony
                                 -------------------------------------
                                 SAMUEL R. ANTHONY